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                                                                Exhibit 10.6


                                                              EXECUTION COPY

                        SECURITIES PURCHASE AGREEMENT

                  This Securities Purchase Agreement (this "AGREEMENT") is entered into as of December 2, 2003, between Applied Digital Solutions, Inc., a Missouri corporation (the "COMPANY"), and Omicron Master Trust (the "PURCHASER").

                  WHEREAS, the Company has registered with the Securities and Exchange Commission (the "COMMISSION") the issuance of certain shares (the "SHARES") of its common stock, $0.001 par value per share (the "COMMON STOCK"), under a registration statement on Form S-1 (Registration No. 333-106300) (the "REGISTRATION STATEMENT").

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to sell to the Purchaser and the Purchaser desires to purchase from the Company up to 571,429 Shares currently available under the Registration Statement.

                  NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained in this Agreement and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

                  1.   Settlement Dates.

                  (a)  Settlement Dates. The closing, if any, of the purchase
                       ----------------
and sale of the Shares under this Agreement will take place at the offices of Proskauer Rose LLP, 1585 Broadway, New York, New York 10036, on the settlement dates set forth below. Subject to the terms and conditions of this Agreement, the Shares will be issued, delivered and paid for on up to ten settlement dates (if any) as follows:

                       (1) The first settlement date (if any) will occur on the fourth (4th) Trading Day (as defined below) following (and including) the Press Release Date (the "FIRST SETTLEMENT DATE"). Subject to the terms and conditions of this Agreement, on the First Settlement Date, the Company will issue and deliver to the Purchaser, and the Purchaser shall purchase from the Company, 142,857 Shares (subject to adjustment, at the sole option of the Purchaser, in accordance with and subject to the provisions of Sections 1(b)(2) and (3)).

                       (2) The second settlement date (if any) will occur on the seventh (7th) Trading Day following (and including) the Press Release Date (the "SECOND SETTLEMENT DATE"). Subject to the terms and conditions of this Agreement, on the Second Settlement Date, the Company will issue and deliver to the Purchaser, and the Purchaser shall purchase from the Company, 285,714 Shares less the number of any Shares purchased by the Purchaser on the First Settlement Date (subject to adjustment, at the sole option of the Purchaser, in accordance with and subject to the provisions of Sections 1(b)(2) and (3)).

                       (3) The third settlement date (if any) will occur on the tenth (10th) Trading Day following (and including) the Press Release Date (the "THIRD SETTLEMENT DATE"). Subject to the terms and conditions of this Agreement, on the Third Settlement Date, the



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Company will issue and deliver to the Purchaser, and the Purchaser shall purchase from the Company, 428,571 Shares less the aggregate number of Shares purchased by the Purchaser on all previous Settlement Dates (as defined below) (subject to adjustment, at the sole option of the Purchaser, in accordance with and subject to the provisions of Sections 1(b)(2) and
(3)).

                       (4) The fourth settlement date (if any) will occur on the thirteenth (13th) Trading Day following (and including) the Press Release Date (the "FOURTH SETTLEMENT DATE", and together with the First Settlement Date, Second Settlement Date, Third Settlement Date and Fourth Settlement Date, collectively, the "SETTLEMENT DATES", and each individually, a "SETTLEMENT DATE"). Subject to the terms and conditions of this Agreement, on the Fourth Settlement Date, the Company will issue and deliver to the Purchaser, and the Purchaser shall purchase from the Company, 571,429 Shares less the aggregate number of Shares purchased by the Purchaser on all previous Settlement Dates (subject to adjustment, at the sole option of the Purchaser, in accordance with and subject to the provisions of Sections 1(b)(2) and (3)).

                  (b)  Per Share Purchase Price; Additional Share Elections.

                       (1) The purchase price for each Share issuable under this Agreement on a Settlement Date (the "PER SHARE PURCHASE PRICE") shall equal 87.00% of the average of the VWAP for the three Trading Days immediately preceding such Settlement Date.

                       (2) The Company is not required to sell, and the Purchaser is not required to purchase, any Shares at a price that is less than the Floor Price. If the Per Share Purchase Price with respect to a particular Settlement Date is less than the Floor Price: (a) the Purchaser shall be under no further obligation to purchase any Shares that would have been purchased on the applicable Settlement Date, but may, at its option, require the Company to issue and sell to it up to the maximum aggregate amount of Shares to be sold hereunder (it being understood that not more than an aggregate of 571,429 Shares will be issued and sold under this Agreement), and (b) if Purchaser elects to acquire such Shares under (a) above, then the per share purchase price for such Shares shall equal the Floor Price.

                       (3) At any time prior to 6:00 p.m. (New York time) on the day preceding a Settlement Date, the Purchaser may elect by written notice to the Company, to acquire (in addition to the Shares which it may be obligated to acquire at such time) up to the maximum aggregate amount of Shares to be sold hereunder (it being understood that not more than an aggregate of 571,429 Shares will be issued and sold under this Agreement).

                       (4) Notwithstanding anything herein to the contrary, if the VWAP on two consecutive Settlement Dates is less than $0.42, then, at any time thereafter, Purchaser shall be entitled to terminate any and all of its obligations under this Agreement by delivery of a written notice to the Company to such effect.

                       (5) The Purchaser is not permitted to acquire Shares hereunder to the extent that, giving effect to such proposed acquisition, the beneficial ownership of the Common Stock by the Purchaser (together with its affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Purchaser's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), would exceed

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4.999% of the total number of issued and outstanding shares of Common Stock
(including for such purpose the shares of Common Stock potentially issuable upon such acquisition). Notwithstanding anything herein to the contrary, the obligations of the parties hereto is subject to the immediately preceding sentence and will be deemed automatically modified so as to avoid any contravention thereof.

                  (c)  Deliveries on each Settlement Date.
                       ----------------------------------

                       (1) Subject to the terms and conditions of this Agreement, on each Settlement Date: (x) the Company will deliver to the Purchaser, (A) via such Purchaser's DTC Account through the Depository Trust Company DWAC system, a number of Shares equal to the applicable number of Shares being acquired on such Settlement Date, and (B) a certificate, executed by the President of the Company, to the effect that the Company has complied with and is in compliance with all of the conditions set forth in
Section 2, and (y) the Purchaser will, upon receipt of such Shares in the DWAC system, deliver to the Company, an amount in United States dollars equal to the product of (i) such number of Shares, and (ii) the Per Share Purchase Price applicable to such Settlement Date, via wire transfer of immediately available funds to an account designated in writing by the Company for such purpose.

                       (2) In addition to any other rights available to the Purchaser, if on a Settlement Date, the Company fails to deliver to such Purchaser's DTC Account the number of Shares being acquired on such Settlement Date, and if the Purchaser purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Purchaser of the shares that the Purchaser anticipated receiving from the Company (a "Buy-In"), then, in the Purchaser's sole discretion, the Company shall, within three Trading Days after the Purchaser's request, either (i) pay cash to the Purchaser in an amount equal to the Purchaser's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such Shares shall terminate, or (ii) promptly honor its obligation to deliver to the Purchaser a certificate or certificates representing such Common Stock and pay cash to the Purchaser in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Price on the date of the event giving rise to the Company's obligation to deliver such certificate.

                  (d)  Certain Defined Terms. As used in this Agreement,
                       ---------------------
unless otherwise defined, the following terms shall have the respective meanings set forth in this Section 1(d):

                       (1) "COMPANY REGISTRATION STATEMENT" means the Registration Statement, including the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material and exhibits incorporated by reference or deemed to be incorporated by reference in such registration statement.

                       (2) "FLOOR PRICE" means $0.35, subject to equitable adjustment for stock splits, recombinations and similar events.

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                       (3)   "PERSON" means any court or other federal, state,
local or other governmental authority or other individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                       (4) "PRESS RELEASE DATE" means the date on which as of 9:20 a.m. (New York time) the press release or Form 8-K contemplated by
Section 2(d) has been filed and is available to the public through the Commission's EDGAR system.

                       (5) "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Shares covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material or exhibits incorporated by reference or deemed to be incorporated by reference in the Prospectus.

                       (6) "SECURITIES ACT" means the Securities Act of 1933, as amended.

                       (7) "TRADING DAY" means (a) a day on which the Common Stock is traded on the Nasdaq SmallCap Market, Nasdaq National Market, New York Stock Exchange or American Stock Exchange, or (b) if the Common Stock is not listed on any of the Nasdaq SmallCap Market, Nasdaq National Market, New York Stock Exchange or American Stock Exchange, a day on which the
Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (c) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, however, that in the event that the Common Stock is not listed or quoted as set forth in (a), (b) and (c) above, then Trading Day shall mean any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

                       (8) "VWAP" means on any Trading Day, the volume weighted average trading price (as reported by Bloomberg Financial L.P. using the VAP function) of the Common Stock for such Trading Day.

                  2.   CONDITIONS. The obligation of the Purchaser to purchase
                       ----------
and acquire Shares under this Agreement is subject to the fulfillment (or waiver by the Purchaser) of each of the following conditions:

                  (a) The Company Registration Statement: (x) shall be effective as to all Shares, not subject to any threatened or actual stop order and (y) will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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                  (b)  The Company shall have secured the listing of the
Shares on the Nasdaq SmallCap Market (subject to official notice of issuance).

                  (c) The representations and warranties of the Company made in this Agreement shall be true and correct as of and on each of the date of this Agreement and each Settlement Date, as if first made and restated on each such date.

                  (d) The Company shall have issued a press release or filed a current report on Form 8-K, in each case reasonably acceptable to the Purchaser, disclosing the existence of this Agreement and the material terms hereof. The Purchaser may terminate its obligation to acquire Shares under this Agreement if, by 9:20 a.m. (New York time) on December 3, 2003, neither
(i) the Company has issued such press release, nor (ii) such current report on Form 8-K is available to the public through the Commission's EDGAR system.

                  (e) There shall be no litigation, investigation, inquiry or proceeding pending or threatened in writing (including without limitation with the Commission, the Nasdaq Stock Market, or the NASD) that challenges or calls into the question the transactions contemplated hereby or, if determined in a manner adverse to the Company, that could reasonably be expected to result in a material and adverse effect on the Company, its business or its prospects or impose liability upon the Purchaser.

                  (f) The Company shall file with the Commission a prospectus supplement to the Company Registration Statement (a "Supplement"), in agreed form, within one Trading Day of the date of this Agreement, in order to evidence and disclose the offer and sale of the Shares issued hereunder. In addition, the Company shall file a Supplement, in agreed form, on each Settlement Date to disclose the number Shares sold on such Settlement Date and the corresponding Per Share Purchase Price.

                  3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The
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Company hereby makes the following representations and warranties to the
Purchaser:

                  (a)  Organization and Qualification. The Company is a
                       ------------------------------
corporation duly incorporated, validly existing and in good standing under the laws of the State of Missouri with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to have a material adverse effect on the Company or the transactions contemplated hereby. The Company is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to do so would not reasonably be expected to have a material adverse effect on the Company or the transaction contemplated hereby.

                  (b)  Authorization. The Company has the requisite corporate
                       -------------
power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement by the Company and the consummation of the transaction contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required

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by the Company or its shareholders for the Company to execute and consummate this Agreement and the transactions contemplated hereby. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, and assuming the valid execution hereof by the Purchaser, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

                  (c)  No Conflicts. The execution, delivery and performance
                       ------------
of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby does not and will not: (i) conflict with or violate any provision of the Company's certificate of incorporation or bylaws (each as amended through the date hereof), or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment or acceleration (with or without notice, lapse of time or both) of, any agreement or indebtedness to which the Company is a party or by which any property or asset of the Company is bound or affected, except where the failure to do so would not reasonably be expected to have a Material adverse effect on the Company or the transaction contemplated hereby or (iii) result in a violation of any law, rule, regulation, order, judgment, decree or other restriction of any court, governmental authority or stock market to which the Company or the Common Stock is subject, except where the failure to do so would not reasonably be expected to have a Material adverse effect on the Company or the transaction contemplated hereby. There are no notices to or approvals or consents required to be made by the Company of the NASD, any stock market, the Commission or any other Person that have not been made and obtained (and any so obtained are in full force and effect), except where the failure to do so would not reasonably be expected to have a material adverse effect on the Company or the transaction contemplated hereby.

                  (d)  Filings, Consents and Approvals. The Company is not
                       -------------------------------
required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement, other than (i) the required filing of the Supplements, (ii) applicable Blue Sky filings, and (iii) in all other cases where the failure to obtain such consent, waiver, authorization or order, or to give such notice or make such filing or registration could not have or result in, individually or in the aggregate, a Material adverse effect.

                  (e)  Issuance of the Shares. The Shares are duly authorized
                       ----------------------
and, when issued and paid for in accordance with the terms hereof, will be legally issued, fully paid and nonassessable, free and clear of all liens and encumbrances. The Shares have been approved for issuance on and by the Nasdaq SmallCap Market (subject to official notice of issuance).

                  (f)  Company Registration Statement. The Company
                       ------------------------------
Registration Statement is effective and the Company has not received notice that the Commission has issued or intends

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to issue a stop order with respect to the Company Registration Statement or that the Commission otherwise has suspended or withdrawn the effectiveness of the Company Registration Statement, either temporarily or permanently, or intends or has threatened in writing to do so. The Company Registration Statement (including the information or documents incorporated by reference therein and all supplements, including the Supplements, and prospectus thereunder), at the time it was first declared effective, on the date of this Agreement, and on each Settlement Date, did not, do not and will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Shares are registered under the Securities Act by the Company Registration Statement.

                  (g)  Listing and Maintenance Requirements. None of the
                       ------------------------------------
offer, sale or issuance to the Purchaser of the maximum number of Shares issuable under this Agreement require any approval of the shareholders of the Company and do not violate the rules of the Nasdaq Stock Market.

                  (h)  Certain Fees. Except with respect to certain
                       ------------
arrangements between the Company and J.P. Carey Securities Inc. with respect to the transactions contemplated by this Agreement, no fees or commissions will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Purchaser will have no obligation with respect to any fees incurred by the Company or any other Person or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement. The Company will indemnify and hold harmless the Purchaser, its employees, officers, directors, agents, partners, and affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and reasonable attorney's fees) and expenses suffered in respect of any such claimed or existing fees incurred by the Company or any other Person, as such fees and expenses are incurred.

                  (i)  Disclosure. Neither the Company nor any other Person
                       ----------
acting on its behalf has provided the Purchaser or its agents or counsel with any information that constitutes or may, in the Company's opinion, constitute material non-public information.

                  (j)  SEC Reports; Financial Statements. Except with respect
                       ---------------------------------
to (i) the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 30, 2002, which was not timely filed and (ii) two statements of changes in beneficial ownership in Digital Angel Corporation filed on Form
4, which were not timely filed, the Company has filed all reports required to be filed by it under the Exchange Act, for the twelve months preceding the date hereof (collectively, "SEC REPORTS") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC

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Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

                  (k)  Acknowledgment Regarding Purchaser's Purchase of Shares.
                       -------------------------------------------------------
The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company
(or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Purchaser's purchase of the Shares. The Company further represents to the Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the proposed transactions by the Company and its representatives.

                  4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The
                       -----------------------------------------------
Purchaser hereby represents and warrants to the Company as follows:

                  (a)  Organization; Authorization. The Purchaser is a
                       ---------------------------
corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to have a material adverse effect on the Purchaser or the transactions contemplated hereby. The Purchaser is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to do so would not reasonably be expected to have a material adverse effect on the Purchaser or the transaction contemplated hereby. The Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations thereunder. The execution and delivery of this Agreement by the Purchaser and the consummation by it of the transaction contemplated hereby have been duly authorized by all necessary action on the part of the Purchaser. This Agreement has been duly executed by the Purchaser and, when delivered in accordance with the terms hereof, and assuming the valid execution hereof by the Company, will constitute the valid and binding obligation of the Purchaser enforceable against it in accordance with its terms, except (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (b) as enforceability of any indemnification and contribution provisions may be limited under the federal and state securities laws and public policy, and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

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                  (b)  Other Agreements; Status of Purchaser. The Purchaser
                       -------------------------------------
is not party to any agreement or arrangement with respect to a disposition of Shares other than this Agreement. The Purchaser is an accredited investor as defined in Rule 501 of the Securities Act and is not registered as a broker-dealer under the Exchange Act.

                  (c)  Financial Capacity. The Purchaser has financial
                       ------------------
capacity to satisfy its obligations under this Agreement.

                  5.   CERTAIN DISCLOSURES. The Company will not and will
                       -------------------
cause each of its affiliates and other Persons acting on behalf of the Company not to divulge to the Purchaser any information that it believes to be material non-public information unless the Purchaser has agreed in writing to receive such information prior to such divulgence. Neither the Company nor the Purchaser will issue any press release or make any other public announcement relating to this Agreement unless the form thereof is mutually agreed to by the Company and the Purchaser, or if the Company is advised in writing by its counsel that such press release or public announcement is required by law. Except with respect to the press release to be issued pursuant to Section 2(d), and other than with respect to: (i) the filing of the Supplements, and (ii) the filing of a Current Report on Form 8-K to furnish an opinion of counsel as to the legality of the Shares, the Company shall not publicly disclose the name of the Purchaser, or include the name of the Purchaser in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of the Purchaser, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

                  6.   RESERVATION AND LISTING OF SHARES. The Company shall
                       ---------------------------------
maintain a reserve from its duly authorized shares of Common Stock for issuance of the Shares pursuant to this Agreement in such amount as may be required to fulfill its obligations in full under this Agreement. The Company shall take such steps as may be required to cause and maintain the listing of the Shares on the Trading Market and such other exchange, market or quotation facility on which the Common Stock is traded.

                  7.   INDEMNIFICATION. The Company will indemnify the
                       ---------------
Purchaser and the officers, directors, employees and agents of the Purchaser, and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act (a "RELATED PERSON"), as provided in Exhibit "A" attached hereto against liability with respect to the Company Registration Statement (including, without limitation, the prospectus supplement) relating to the Shares sold by the Company to the Purchaser hereunder. For purposes of said Exhibit A, capitalized terms used therein without definition shall have the same meanings therein as are ascribed to said terms in this Agreement.

                  8.   MISCELLANEOUS.
                       -------------

                  (a)  Fees and Expenses. Each party will pay the fees and
                       -----------------
expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company will pay all stamp and other taxes and duties levied in connection with the sale of the Shares.

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                  (b)  Entire Agreement; Amendments. This Agreement contains
                       ----------------------------
the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this Agreement. This Agreement may not be modified or amended except in a writing for such purpose signed by the Company and the Purchaser. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party will not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

                  (c)  Notices. Any and all notices or other communications
                       -------
or deliveries required or permitted to be provided hereunder must be in writing and will be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section, or via email, prior to 4:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Agreement later than 4:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications will be as follows (or such other address as may be designated in writing hereafter, in the same manner, by such Person):

         If to the Company:      Applied Digital Solutions, Inc.
                                 400 Royal Palm Way, Suite 410
                                 Palm Beach, FL 33480
                                 Facsimile No.: (561) 805-0002
                                 Attn: Chief Financial Officer

                                 with a copy to:

                                 Holland & Knight
                                 701 Brickell Ave.
                                 Miami, FL  33131
                                 Attention: Harvey Goldman, Esq.

         If to the Purchaser:    To the address set forth under the Purchaser's
                                 name on the signature page hereto.

                  (d)  Governing Law. All questions concerning the
                       -------------
construction, validity, enforcement and interpretation of this Agreement will be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) will be exclusively commenced in the state and federal courts sitting in the City of New York, Borough of

Manhattan. Each party irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder, and irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court or that such courts are an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any manner permitted by law. Each party irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding will be reimbursed by the other party for its reasonable attorneys fees and other reasonable costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

                  (e)  Remedies. In addition to being entitled to exercise
                       --------
all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will each be entitled to specific performance of the others obligations under this Agreement. In furtherance thereof, the parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any such breach and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

                  (f)  Execution. This Agreement may be executed in two or
                       ---------
more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.

                  (g)  Assignment. Neither party shall assign this Agreement
                       ----------
without the prior written consent of the other party hereto.

                  (h)  Adjustments in Share Numbers and Prices. In the event
                       ---------------------------------------
of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in this Agreement to a number of shares or a price per share shall be amended to appropriately account for such event.

    *       *        *       *        *        *        *        *       *

         IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date first indicated above.

                                APPLIED DIGITAL SOLUTIONS, INC.


                                By:
                                   ----------------------------------
                                   Name:
                                   Title:



                                OMICRON MASTER TRUST


                                By:
                                   ----------------------------------
                                   Name:
                                   Title: Authorized Signatory


                                Address for Notice:

                                   ----------------------------------

                                   ----------------------------------

                                   ----------------------------------

                                   Facsimile:
                                             ------------------------
                                   Phone:
                                         ----------------------------
                                   Attention:
                                             ------------------------

                                   DWAC instructions for delivery of shares:

                                 EXHIBIT 'A'

                          TERMS OF INDEMNIFICATION

         (a) INDEMNIFICATION BY THE COMPANY. The Company will indemnify and
             ------------------------------
hold harmless the Purchaser and any Related Persons, from and against any losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable costs of defense and investigation and all attorneys' fees and expenses) to which the Purchaser and the officers, directors, employees and agents of the Purchaser, and each person, if any, who controls the Purchaser may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact contained, or incorporated by reference, in the Company Registration Statement or any amendment or supplement to the Registration Statement, or (ii) the omission or alleged omission to state in that Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading (an "INDEMNIFIABLE MATTER"). The Company will reimburse the Purchaser and the officers, directors, employees and agents of the Purchaser and each such controlling person promptly upon demand for any legal or other costs or expenses reasonably incurred by the Purchaser and the officers, directors, employees and agents of the Purchaser or the controlling person in investigating, defending against, or preparing to defend against any claim relating to an Indemnifiable Matter, except that the Company will not be liable to the extent such claim, suit or proceeding which results in a loss, claim, damage, liability or expense arises out of, or is based upon, an untrue statement, alleged untrue statement, omission or alleged omission, included in the Supplement in reliance upon, and in conformity with, written information furnished by the Purchaser to the Company for inclusion in the Supplement.

         (b) CONTRIBUTION. If for any reason the indemnification provided
             ------------
for in this Agreement is not available to, or is not sufficient to hold harmless, an indemnified party in respect of any loss, claim, damage, liability, cost or expense referred to in Paragraph (a), each indemnifying party will, in lieu of indemnifying the indemnified party, contribute to the amount paid or payable by the indemnified party, contribute to the amount paid or payable by the indemnified party as a result of the loss, claim, damage, liability, cost or expense: (i) in the proportion which is appropriate to reflect the relative benefits received by the indemnifying party, on the one hand, and by the indemnified party, on the other hand, from the sale of stock which is the subject of the claim, action, suit or proceeding which resulted in the loss, claim, liability, cost or expense or
(ii) if that allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits of the sale of stock, but also the relative fault of the indemnifying party and the indemnified party with respect to the statements or omissions which are the subject of the claim, action, suit or proceeding that resulted in the loss, claim, damage, liability, cost or expense as well as any other relevant equitable considerations.

                                    A-1